UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): January 27, 2008

GENMED HOLDING CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-26607	88-0390828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rontgenlaan 27, 2719 DX Zoetermeer, Holland	2719 DX
(Address of principal executive offices)	(Zip Code)

 Registrant's telephone number, including area code: 011-31-629-6060-80

Satellite Newspapers Corp.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Section 3 - Securities and Trading Markets

Item 3.03	Material Modification to Rights of Security Holders

On October 22, 2007, the board of directors of the Company approved a 2000-to-1 reverse stock split. Subsequently, the holders of a majority of the voting stock signed and delivered to the Company written consents approving the reverse stock split, in lieu of a meeting. Prior to the reverse stock split, there were 423,477,578 shares of Common Stock of the Company issued and outstanding. The reverse stock split reduced the number of outstanding shares of Common Stock from 423,477,578 shares to 211,738 shares.

The number of authorized shares of Common Stock of the Company remained the same at 500,000,000 shares of Common Stock, and the par value of the Company’s Common Stock remains the same at $.001.

The reverse stock split of the Company became effective on January 28, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genmed Holding Corp.
Date: April 8, 2008
By:
/s/ Randy Hibma
Randy Hibma, Chief Financial Officer